EXHIBIT 99

                        FIFTH AMENDMENT TO LOAN AGREEMENT


      THIS FIFTH AMENDMENT ("Amendment") made as of this 29th day of May, 1999 among GRISTEDE'S SLOAN'S, INC., a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), EUROPEAN AMERICAN BANK, a New York banking organization, having an office at 335 Madison Avenue, New York, New York 10017 ("EAB" or a "Bank") ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11788 ("Key" or a "Bank") and BANK LEUMI USA (formerly known as Bank Leumi Trust Company of New York), a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and EUROPEAN AMERICAN BANK, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998, that certain Second Amendment dated as of August 29, 1998, that certain Third Amendment dated as of November 28, 1998 and that certain Fourth Amendment dated as of February 27, 1999 (as so amended, the "Agreement"); and

      WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks agree:

            (i) to extend the Revolving Credit Maturity Date to
November 30, 2003;

            (ii) to increase the Revolving Credit Commitment to Fourteen Million ($14,000,000.00) Dollars;

            (iii) amend the repayment terms of the Term Loans;

            (iv) amend the repayment terms of the Improvement Term Loans; and


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            (v) to amend certain of the financial  requirements contained in the
Agreement.

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank do hereby agree as follows:

      1. DEFINED TERMS. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

      2. REPRESENTATIONS AND WARRANTIES. As an inducement for the Bank to enter into this Amendment, the Credit Parties each represent and warrant as follows:

            A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

                  (i) There are no defenses or offsets to the  Borrower's or any
            Guarantor's obligations under the Agreement as amended hereby, the Note or any of the Loan Documents or any other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                  (ii) All of the  representations  and  warranties  made by the
            Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal year ended November 29, 1998 and the three month fiscal period ended February 28, 1999.

                  (iii) The outstanding aggregate principal balance of the Loans as evidenced by the Notes is $21,032,744.61 as of May 29, 1999 and interest has been paid through June 1, 1999.

      3. NEW AND AMENDED DEFINITIONS. (a) The following definitions are hereby added in alphabetical order within Article I of the Agreement:


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            "'Accounts  Receivable'  means  those  accounts  receivable  of  the
            Borrower set forth on its balance sheet contained in its most recently filed 10-K and 10-Q reports filed with the Securities and Exchange Commission which (i) arise in the ordinary course of business, and (ii) are subject to a first, perfected security interest of the Agent."

            "Amended and Restated Revolving Credit Note" or "Amended and Restated Revolving Credit Notes" means one or more, as the context requires, of the promissory notes of the Borrower payable to the order of each of the Banks, in substantially the form of Exhibit A annexed to the Fifth Amendment to the Agreement, evidencing the indebtedness of the Borrower to each such Bank resulting from Revolving Credit Loans made by such Bank to the Borrower pursuant to this Agreement.

            "'Inventory' means all inventory of the Borrower set forth on the balance sheet contained in its most recently filed 10-K and 10-Q reports filed with the Securities and Exchange Commission, valued at the lower of cost or market value, which are subject to a first, perfected security interest of the Agent."

            "'Year 2000 Issue' means the failure of computer software, hardware and firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, retransmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000."

(b) The following definitions in Article I of the Agreement are hereby amended to read as follows:

            (a) The definition of Consolidated Total Assets is hereby deleted in its entirety and replaced as follows:

            "'Consolidated Total Assets' means, as to any Person, the aggregate net book value of the assets of such Person and its Consolidated Subsidiaries after all appropriate adjustments in accordance with GAAP (including without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset, other than that arising from (i) the consummation of the Acquisition, and (ii) the accounting by the Borrower for the acquisition of store #53 which was acquired on February 6, 1998)."


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            (b) The  definition of Funded Debt is hereby deleted in its entirety and replaced as follows:

            "'Funded Debt' means, as to any Person, such Debt of such Person which is (i) all indebtedness or liability for borrowed money (other than (x) Subordinated Debt payable to United Acquisition Corp. in an amount not exceeding $4,000,000.00, and (y) other unsecured Debt owing to either United Acquisition Corp, or any Affiliate of John Catsimatidis); (ii) all indebtedness or liability for the deferred purchase price of property (excluding trade obligations); (iii) all obligations for principal as a lessee under Capital Leases, as determined in accordance with GAAP; (iv) all obligations to reimburse an issuing bank for the amount of all undrawn letters of credit, unmatured drafts accepted or other deferred payment obligations incurred under letters of credit, and (v) all liabilities of such Person under any preferred stock which, at the option of the holder or upon the occurrence of one or more certain events, is redeemable by such holder, or which, at the option of such holder is convertible into Debt."

            (c) The definition of Improvement Term Loan Maturity Date is hereby deleted in its entirety and replaced as follows:

            "'Improvement Term Loan Maturity Date' means November 30, 2003."

            (d) The definition of Revolving Credit Maturity Date is hereby deleted in its entirety and replaced as follows:

            "'Revolving Credit Maturity Date' means November 30, 2003."

            (e) The definition of Term Loan Maturity Date is hereby deleted in its entirety and replaced as follows:

            "'Term Loan Maturity Date' means November 30, 2003."

            (f) The definition of Asset Sale Recapture Payment is hereby deleted in its entirety and replaced as follows:

            "Asset Sale Recapture Payment" means one hundred (100%) percent of the "net proceeds" of an Asset Sale Recapture Event. In the case of an Asset Sale Recapture Event in which assets are sold solely for cash, the "net proceeds" shall be the sales price for the assets less reasonable and customary out-of-pocket expenses and taxes associated with such sale. In the case of an Asset Sale Recapture Event in which assets are sold for cash and debt, the "net proceeds" shall be the cash portion of the sale

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            price for the assets less  reasonable  and  customary  out-of-pocket expenses associated with such sale plus an assignment of the promissory notes representing the non-cash portion of the sale."

            (g) The definition of Cash Flow Recapture Payment is hereby deleted in its entirety and replaced as follows:

            "'Cash Flow Recapture Payment' means, for any fiscal year of the Borrower, beginning with the fiscal year ending December 1, 2002, the lesser of (i) fifty (50%) percent of Excess Cash Flow for any fiscal year or (ii) $750,000.00."

            (h) The definition of Cleandown Period is hereby deleted in its entirety.

      4. AMENDMENTS. The following amendments are hereby made to the Agreement:

            (a) All references to Revolving Credit Notes contained in the Agreement shall be references to the Amended and Restated Revolving Credit Notes.

            (b) Section 2.01(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) The Banks agree, severally but not jointly, on the terms and subject to the conditions of this Agreement, and in reliance upon the representations and warranties of the Credit Parties set forth in this Agreement that the Banks will, until the Revolving Credit Maturity Date, lend to the Borrower such Revolving Credit Loans as the Borrower may request from time to time, which Loans may be borrowed, repaid and reborrowed, provided, however, that:

                  (x) the aggregate  outstanding  Revolving  Credit Loans at any one time shall not exceed the lesser of (i) Fourteen Million ($14,000,000.00) Dollars (the "Revolving Credit Commitment") as the Revolving Credit Commitment may be reduced pursuant to Section 2.07 hereof, or (ii) the sum of sixty (60%) percent of Accounts Receivable plus sixty (60%) percent of Inventory; and

                  (y) each Bank's pro rata share of Revolving Credit Loans shall not exceed its pro rata share of the Revolving Credit Commitment."


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            (c)  Section  2.06(d)  of the  Agreement  is hereby  deleted  in its entirety and replaced as follows:

            "(d) At any time that the principal amount of outstanding Revolving Credit Loans exceeds the lesser of (i) the Revolving Credit Commitment, or (ii) the sum of sixty (60%) percent of Accounts Receivable plus sixty (60%) percent of Inventory, the Borrower shall, within sixty (60) days after the due date for the financial statement for the fiscal quarter (or fiscal year in the case of the fourth quarter of each fiscal year) during which such deficiency occurred, prepay so much of the Revolving Credit Loans as shall exceed the Revolving Credit Commitment or the sum of sixty (60%) percent of Accounts Receivable plus sixty (60%) percent of Inventory, as the case may be. Any such prepayments shall be applied as set forth in (c) above and if such prepayments of Revolving Credit Loans shall result in a prepayment of a Eurodollar Loan other than on the last day of its Interest Period, such prepayment shall be subject to the reimbursement required by Section 2.30."

            (d) Section 2.10(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) The principal balance of each of the Term Loan Notes shall be payable as follows:

                  (i) for the period commencing on the date of the Fifth Amendment to the Agreement and ending on June 1, 2000, principal payments of $100,000.00 per month;

                  (ii) for the period  commencing  on the first  Business Day of
            July, 2000 and continuing on each such day thereafter through the first Business Day of November, 2003, monthly principal installments in an aggregate amount equal to $142,857.00 each; and

                  (iii) on the Term Loan  Maturity  Date, an amount equal to the then  aggregate  outstanding  principal  balance  of the  Term  Loan
            Notes."

            (e) Section 2.19(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) The principal balance of each of the Improvement Term Loan Notes shall be payable as follows:

                  (i) for the period commencing on the date of the Fifth Amendment to the Agreement and ending on June 1, 2000, payments of interest only shall be required;

                  (ii) for the period  commencing  on the first  Business Day of
            July, 2000 and continuing on each such day thereafter through the first Business Day of June, 2001, principal payments of $50,000.00 per month;


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                  (iii) for the period  commencing on the first  Business Day of
            July, 2001 and continuing on each such day thereafter through the first Business Day of November, 2003, principal payments $133,333.33 per month; and

                  (iv) on the  Improvement  Term Loan  Maturity  Date, an amount equal to the then aggregate outstanding principal balance of the Improvement Term Loan Notes."

            (f) Section 2.25 of the Agreement is hereby deleted in its entirety and replaced as follows:

            "SECTION 2.25. Reduction of Revolving Credit Commitment or Improvement Term Loan Commitment.

                  (a) Optional. Upon at least three (3) Business Days' prior written notice to the Agent, the Borrower may irrevocably elect to have the unused Revolving Credit Commitment terminated in whole or reduced in part provided, however, that any such partial reduction shall be in a minimum amount of $250,000.00, or whole multiples thereof. The Revolving Credit Commitment, once terminated or reduced, shall not be reinstated without the express written approval of the Agent and the Banks. Any reduction to the Revolving Credit Commitment shall be applied pro rata to the respective Revolving Credit Commitments of each Bank.

            (b) Mandatory. The Revolving Credit Commitment shall reduce on the first Business Day of each month, commencing on the first Business Day of July, 2001 in an amount equal to $466,667.00."

            (g) Section 2.26 of the Agreement is hereby deleted in its entirety and replaced as follows:

            "SECTION 2.26. Applicable Margin. The Prime Applicable Margin and the LIBOR Applicable Margin shall each be determined on the basis of the Borrower's Funded Debt to EBITDA Ratio, as calculated based on the Borrower's consolidated financial statements for its most recent fiscal year or quarter. The Prime Applicable Margin and the LIBOR Applicable Margin shall be determined as follows:

                  (i) The initial  Prime  Applicable  Margin  shall be 125 basis points and the initial LIBOR Applicable Margin shall be 300 basis points, and each shall be applicable until delivery of the Borrower's consolidated financial statements for its fiscal quarter ending May 30, 1999 pursuant to Section 5.01(b) hereof.


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                  Beginning with delivery of the Borrower's financial statements for the fiscal quarter ending May 30, 1999, and for each fiscal quarter thereafter:

                  (ii) If the  Borrower's  Funded Debt to EBITDA Ratio as of the
            end of such fiscal year or quarter is less than or equal to 1.50 to 1.00, the Prime Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 175 basis points.

                  (iii) If the Borrower's  Funded Debt to EBITDA Ratio as of the
            end of such fiscal year or quarter is greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00, the Prime Applicable Margin shall be 50 basis points and the LIBOR Applicable Margin shall be 225 basis points.

                  (iv) If the  Borrower's  Funded Debt to EBITDA Ratio as of the
            end of such fiscal year or quarter is greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00, the Prime Applicable Margin shall be 75 basis points and the LIBOR Applicable Margin shall be 250 basis points.

                  (v) If the  Borrower's  Funded Debt to EBITDA  Ratio as of the
            end of such fiscal year or quarter is greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00, the Prime Applicable Margin shall be 100 basis points and the LIBOR Applicable Margin shall be 275 basis points.

                  (vi) If the  Borrower's  Funded Debt to EBITDA Ratio as of the
            end of such fiscal year or quarter is greater than 3.00 to 1.00, the Prime Applicable Margin shall be 125 basis points and the LIBOR Applicable Margin shall be 300 basis points.

                  The Agent shall  determine the Applicable  Margins within five
            (5)  Business  Days  of  its  receipt  of  all  required   financial
            statements and certificates.

                  Upon the occurrence and during the continuance of a Default or an Event of Default the Prime Applicable Margin and the LIBOR Applicable Margin may, as a result of changes in the Borrower's Funded Debt to EBITDA Ratio, increase but will not decrease."


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            (h) Section 2.37 of the Agreement is hereby  deleted in its entirety and replaced as follows:

            "SECTION 2.37. Interest Rate Hedge Contract. Upon the request of the Required Banks within sixty (60) days after the date of the Fifth Amendment to the Agreement, the Borrower shall enter into interest rate hedge agreements with a term of two (2) years with the Agent, an affiliate of the Agent or any other bank reasonably acceptable to the Agent (and, in the case of such other bank, shall deliver copies of the hedge agreements to the Agent) to purchase interest rate caps for a maximum notional value of fifty (50%) percent of the outstanding Loans as of the date of such request"

            (i) Section 3.02(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(a) The following  statements  shall be true and each request for a Revolving Credit Loan shall be deemed to be a certification by the Borrower that:

                        (i) The  representations  and  warranties  contained  in
            Article IV of this Agreement and in the other Loan Documents are true and correct in all material respects on and as of such date as though made on and as such date (provided that the representation made in Section 4.01(f) shall be deemed made as to the then most recent fiscal year and interim period financial statements delivered to the Agent and the Banks and any other representation that refers to a specific date shall be restated as of such date); and

                        (ii) No Default or Event of Default has  occurred and is
            continuing, or would result from such Revolving Credit Loan."

            (j) Section 3.03(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(a) The following  statements  shall be true and each request for a Drawdown shall be deemed to be a certification by the Borrower that:

                        (i) the  representations  and  warranties  contained  in
            Article IV of this Agreement and in the other Loan Documents are true and correct in all material respects on and as of such date as though made on and as of such date (provided that the representation made in Section 4.01(f) shall be deemed made as to the then most recent fiscal year and interim period financial statements delivered to the Agent and the Banks and any other representation that refers to a specific date shall be restated as of such date);


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                        (ii) no Default or Event of Default has  occurred and is
            continuing, or would result from the making of the Drawdown; and

                        (iii) the improvements  being financed with the Drawdown
            have been completed and paid for in full and/or that the equipment being financed with the Drawdown has been delivered and paid for in full."

            (k) Schedule 4.01(a) attached to the Agreement is hereby deleted in its entirety and replaced with the Schedule 4.01(a) attached to the Fifth Amendment to the Agreement.

            (l) The following Section 4.01(u) is hereby added to the Agreement as follows:

            "(u) Year 2000 Issue. The Borrower, the Guarantors and each Subsidiary of the Borrower or a Guarantor have reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Borrower, the Guarantors or such Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of the Borrower, the Guarantors or such Subsidiaries interface). The costs to the Borrower, the Guarantors and such Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Borrower, the Guarantors or such Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to result in a Default or Event of Default or to result in a Material Adverse Change in the Borrower, any Guarantors or any such Subsidiaries."

            (m) Section 5.01(b)(iii) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(iii) Consolidating Financial Statements. (1) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower and within sixty (60) days after the end of each of the first three fiscal quarters of the Borrower, a copy of the consolidating financial statements of the Borrower and its operating Subsidiaries for such year or quarter, including balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth


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            in  comparative  form the  figures for the  previous  fiscal year or previous fiscal quarter, all such financial statements to be prepared by management of the Borrower in accordance with GAAP, and
            (2) on the same date which the Borrower delivers its annual or quarterly financial statements to the Agent, a copy of a financial schedule showing EBITDA operating results by store location for such fiscal quarter, prepared by management of the Borrower."

            (n) Section 5.01(b)(xiii) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(xiii) Lease Status Certificate. on the same date which the Borrower delivers its annual or quarterly financial statements to the Agent, a certificate from the chief financial officer of the Borrower setting forth the Credit Parties' payment status for all leases of real property, in form and substance reasonable satisfactory to the Agent."

            (o) The following Section 5.01(n) is hereby added to the Agreement as follows:

            "(n) Year 2000 Issue. The Borrower and each Guarantor shall take, and shall cause each of their Subsidiaries to take, all necessary action to complete in all material respects by September 30, 1999, the reprogramming of computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Borrower, each of the Guarantors and their Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such systems of the Borrower, each of the Guarantors and their Subsidiaries interface) required as a result of the Year 2000 Issue to permit the proper functioning of such computer systems and other equipment and testing of such systems and equipment, as so reprogrammed. At the request of the Agent, the Borrower shall provide to the Agent reasonable assurance of its compliance with the preceding sentence."

            (p) Section 5.02(a)(ix)(4) is hereby deleted in its entirety and replaced as follows:

            "(4) The Debt secured by all such Liens shall not exceed $10,000,000.00 at any time outstanding in the aggregate; and"


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            (q)  Section  5.02(b)(v)  is  hereby  deleted  in its  entirety  and replaced as follows:

            "Unsecured inter-company Debt among the Borrower and its Affiliates."

            (r) Section 5.03(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) Minimum Consolidated Tangible Net Worth.  The
            Borrower and Guarantors will maintain at all times a Consolidated Tangible Net Worth ("TNW") of not less than the following, to be tested quarterly:

            Period                              Minimum TNW
            ------                              -----------

            From the date of the Fifth
            Amendment to the Agreement         $14,500,000.00
            until November 27, 1999

            From November 28, 1999 until       $16,500,000.00
            December 2, 2000

            From December 3, 2000 until        $18,500,000.00
            December 1, 2001

            From December 2, 2001 and          $20,500,000.00
            thereafter"

            (s) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(c) Leverage Ratio. The Borrower and the Guarantors will at all times maintain a Leverage Ratio, to be tested quarterly, of not greater than the following:

            Period                              Minimum Leverage Ratio
            ------                              ----------------------

            From the date of the Fifth
            Amendment to the Agreement         3.60 to 1.00
            until November 27, 1999

            From November 28, 1999 until       3.60 to 1.00
            December 2, 2000

            From December 3, 2000 until        2.55 to 1.00
            December 1, 2001

            From December 2, 2001 and          2.25 to 1.00
            thereafter"

            (t) Section 5.03(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(d) Funded Debt to EBITDA Ratio. The Borrower and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

                                                Funded Debt to
            Period                              EBITDA Ratio
            ------                              --------------

            From the date of the Fifth
            Amendment to the Agreement         4.80 to 1.00
            until November 27, 1999

            From November 28, 1999 until       4.00 to 1.00
            December 2, 2000

            From December 3, 2000 until        3.60 to 1.00
            December 1, 2001

            From December 2, 2001 and          2.00 to 1.00"
            thereafter

            (u) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "Fixed Charge Coverage Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than the following, such ratio to be tested quarterly:

                                                Fixed Charge
            Period                              Coverage Ratio
            ------                              --------------

            From the date of the Fifth
            Amendment to the Agreement         1.00 to 1.00
            until November 27, 1999

            From November 28, 1999 until       1.10 to 1.00
            December 2, 2000

            From December 3, 2000 until        1.40 to 1.00
            December 1, 2001

            From December 2, 2001 and          1.50 to 1.00
            thereafter"

            (v) Section 5.03(f) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(f) Debt Service Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Debt Service Ratio of not less the following, such ratio to be tested quarterly:

            Period                              Debt Service Ratio
            ------                              ------------------

            From the date of the Fifth
            Amendment to the Agreement         1.20 to 1.00
            until November 27, 1999

            From November 28, 1999 until       1.60 to 1.00
            December 2, 2000

            From December 3, 2000 until        2.65 to 1.00
            December 1, 2001

            From December 2, 2001 and          2.75 to 1.00
            thereafter"

            (w) Section 5.03(g) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "Minimum EBITDA. The Borrower and the Guarantors shall have minimum EBITDA of not less than the following:

            Period                              Minimum EBITDA
            ------                              --------------

            Semi-annual fiscal period
            ending May 30, 1999                 $ 4,000,000.00

            Nine month fiscal period
            ending August 29, 1999              $ 5,500,000.00

            Fiscal year ending
            November 28, 1999                   $ 8,000,000.00

            Fiscal year ending
            December 3, 2000                    $ 9,000,000.00

            Each fiscal year
            thereafter                          $10,000,000.00"

      5.   EFFECTIVENESS.   This  Amendment  shall  become  effective  upon  the
occurrence of the following events and the receipt and satisfactory review by the Bank and its counsel of the following documents:

            (a)  This  Amendment,   duly  executed  by  the  Borrower  and  each
Guarantor.

            (b) An Amended and Restated Revolving Credit Note, duly executed by the Borrower and payable to the order of each of the Banks.

            (c) Certified (as of the date of the Fifth Amendment to the Agreement) copies of (i) the resolutions of the Board of

Directors of the Borrower authorizing the Loans and authorizing and approving the Fifth Amendment to the Agreement and the other Loan Documents and the execution, delivery and performance thereof, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents.

            (d) Certified (as of the date of the Fifth Amendment to the Agreement) copies of the resolutions of the Boards of Directors and the shareholders of each of the Guarantors, authorizing and approving the Fifth Amendment to the Agreement, their Amended and Restated Guaranties and any other Loan Document applicable to the Guarantors, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, their Amended and Restated Guaranties and the other Loan Documents.

            (e) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of the Borrower certifying: (i) the names and true signatures of the officer or officers of the Borrower authorized to sign the Fifth Amendment to the Agreement, the Amended and Restated Revolving Credit Notes and the other Loan Documents to be delivered hereunder on behalf of the Borrower; and (ii) a certification that the Borrower's by-laws have not changed since the date of the Agreement.

            (f) A Certificate of the Secretary or an Assistant Secretary (attested to by another officer) of each of the Guarantors certifying (i) the names and true signatures of the officer or officers of the Guarantors authorized to sign the Fifth Amendment to the Agreement, their Amended and Restated Guaranties and any other Loan Documents to be delivered hereunder on behalf of the Guarantors; (ii) a certification that each Guarantor's by-laws have not changed since the date of the Agreement; and (iii) the stock ownership of each Guarantor.

            (g) A certification that the certificate of incorporation of the Borrower and the Guarantors have not changed since the date of the Agreement and a certificate of existence and good standing with respect to the Borrower and the Guarantors from the Secretary of State (or equivalent officer) of the state of incorporation of the Borrower and the Guarantors) and from the Secretary of State (or equivalent officer) of any state in which the Borrower or the Guarantors are authorized to do business.

            (h) From each of the Guarantors, an executed Amended and Restated Guaranty.

            (i) From the Individual Guarantor, an executed guaranty in form and substance satisfactory to the Agent and the Banks.

            (j) From the Borrower, an amendment fee of $75,000.00 (of which $50,000.00 has been previously paid) for the pro rata distribution to the Banks.

            (k) From the Borrower, the Agent's fee as set forth in the fee letter of even date herewith.

            (l) The Bank shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

            (m) From the Borrower, an opinion of Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Borrower and the Guarantors as to certain matters referred to in Article IV of the Agreement and as to such other matters as the Agent or its counsel may reasonably request.

      6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      8. RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

EUROPEAN AMERICAN BANK, as Agent

By: /s/George L. Stirling
   ----------------------------
   George L. Stirling
   Vice President

EUROPEAN AMERICAN BANK

By: /s/George L. Stirling
   ----------------------------
   George L. Stirling
   Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/Scott Fishbein
   ----------------------------
   Name: Scott Fishbein
   Title: Vice President

By: /s/Ron Bongiovanni
   ----------------------------
   Name: Ron Bongiovanni
   Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/Joseph F. Burns
   ----------------------------
    Name: Joseph F. Burns
    Title: Vice President

BANK LEUMI USA

By: /s/Paul Tine
   ----------------------------
   Name: Paul Tine
   Title: Vice President

By: /s/Phyllis Rosenfeld
   ----------------------------
   Name: Phyllis Rosenfeld
   Title: Vice President

GRISTEDE'S SLOAN'S, INC.

By: /s/John Catsimatidis
   ----------------------------
   John Catsimatidis
   Chief Executive Officer

CITY PRODUCE OPERATING CORP.

By: /s/John Catsimatidis
   ----------------------------
   John Catsimatidis
   President

GRISTEDE'S OPERATING CORP.

By: /s/John Catsimatidis
   ----------------------------
   John Catsimatidis
   President

NAMDOR INC.

By: /s/John Catsimatidis
   ----------------------------
   John Catsimatidis
   President

RAS OPERATING CORP.

By: /s/John Catsimatidis
   ----------------------------
   John Catsimatidis
   President

SAC OPERATING CORP.

By: /s/John Catsimatidis
   ----------------------------
   John Catsimatidis
   President

                                    EXHIBIT A

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$                                                             New York, New York
 -----------------                                            May 29, 1999


      FOR VALUE RECEIVED, on the Revolving Credit Maturity Date, GRISTEDE'S SLOAN'S, INC., a Delaware corporation, having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 ("Borrower"), promises to pay to the order of __________________ ("Bank") at the office of European American Bank, as Agent, located at 335 Madison Avenue, New York, New York 10017, the principal sum of the lesser of: (a) ________________ ($___________) DOLLARS; or
(b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Agreement (as defined below).

      Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement.

      All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

      Borrower hereby authorizes Bank to enter from time to time the amount of each Loan to Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way effect the obligation of Borrower to pay any amount due under this Note.

      This Note is one of the Amended and Restated Revolving Credit Notes referred to in that certain Loan Agreement among Borrower, certain Guarantors, European American Bank, as Agent, European American Bank, Israel Discount Bank of New York, KeyBank National Association and Bank Leumi USA (formerly known as Bank Leumi Trust Company of New York) of even date herewith (the "Agreement"), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

      If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower's address set forth above or at such other address as may be designated in writing by the Borrower to Bank in accordance with Section 8.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same. Subject to the provisions of the Agreement, Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

      Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

      This Note shall be construed in accordance with and governed by the laws of the State of New York.

      This Note amends and replaces that certain Revolving Credit Note from the Borrower to the Bank dated November 7, 1997.

                                GRISTEDE'S SLOAN'S, INC.


                                By:
                                   ----------------------------
                                   Name:
                                   Title:

                       Schedule of Revolving Credit Loans
                       ----------------------------------

                                       Amount of
                                       Principal     Unpaid         Name of
Making       Amount of     Type of      Paid or     Principal    Person Making
 Date          Loan         Loan        Prepaid      Balance        Notation
----------   ----------   ----------   ----------   ----------     ----------